UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [  ] Preliminary Proxy Statement.

      [  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X] Definitive Proxy Statement

      [  ] Definitive Additional Materials.

      [  ] Soliciting Material Pursuant to §240.14a-12

MACKENZIE REALTY CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.
 [  ] Fee paid previously with preliminary materials.
[ ] Fee Computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a(6)(i)(1) and 0-11.

MACKENZIE REALTY CAPITAL, INC. 89 DAVIS ROAD, SUITE 100 ORINDA, CA 94563
November 18, 2024

Notice of Special Meeting of Stockholders
Your VOTE is very IMPORTANT!  Please vote online, via telephone, or by returning the enclosed card ASAP!
Dear Stockholder:

You are cordially invited to attend the 2024 Special Meeting of Stockholders of MacKenzie Realty Capital, Inc., a Maryland corporation, to be held on December 18, 2024, at 11 a.m., local time, at 89 Davis Road, Suite 100, Orinda, CA. This is the official notice of such meeting.  The proxy statement accompanying this notice provides an outline of the business to be conducted at the meeting. At the meeting, you will be asked to:

1.	to consider and vote upon the approval of the following proposals to amend and restate our charter:

A.	removal of certain limitations required by the North American Securities Administrators Association and other conforming and ministerial changes;

B.	revisions in order to bring our Charter more in line with those of publicly listed companies; and

	C.	removal of provisions relating to the Investment Company Act.
2.	to consider and vote upon the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  Our Board has fixed the close of business on November 6, 2024, as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof.  Only record holders of common stock at the close of business on the record date are entitled to notice of and to vote at the special meeting.

We encourage stockholders to approve these proposals.  Please vote ASAP.  We believe these amendments are crucial to our ability to be a Nasdaq-listed company, to raise funds in the public markets, and to grow our asset based and enhance stockholder returns.

Please authorize a proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You may authorize your proxy by telephone or mail. For specific instructions, please refer to the instructions on the proxy card. You have the option to revoke your proxy at any time prior to the meeting, or to vote your shares personally if you attend the meeting. If there are not sufficient votes to approve the proposals at the the special meeting, the chairman may move for adjournment(s) of the meeting in order to permit further solicitation of proxies.  It is important that your shares be represented, either in person or by proxy, at the special meeting. We urge you to vote your shares as soon as possible even if you currently plan to attend the special meeting.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Sincerely yours,

Chip Patterson, Chairman of the Board & Secretary

P.S. You can vote online at www.investorvote.com/MKZR1 using the “control number” printed on your proxy card.  It’s fast and easy.  You can also call (800) 652-VOTE (8683) to vote by phone.

MACKENZIE REALTY CAPITAL, INC. 89 DAVIS ROAD, SUITE 100 ORINDA, CA 94563

PROXY STATEMENT

2024 SPECIAL MEETING OF STOCKHOLDERS
November 18, 2024

This proxy statement contains information relating to the 2024 special meeting (the “Special Meeting”) of stockholders of MacKenzie Realty Capital, Inc., a Maryland corporation (the “Company,” “we” or “us”), to be held on December 18, 2024 beginning at 11 a.m., local time, at our offices at 89 Davis Road, Suite 100, Orinda, CA, and any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) to be voted at the Special Meeting.  Stockholders of record at the close of business on November 6, 2024 (the “Record Date”) are entitled to vote at the meeting as set forth in this proxy statement.  This proxy statement and accompanying proxy card are first being mailed to stockholders on or about November 18, 2024.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Special Meeting of Stockholders to be held on December 18, 2024. The Notice of the 2024 Special Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://edocumentview.com/MKZR1. On this site, you will be able to access our Proxy Statement and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

We encourage you to vote your shares, either by voting in person at the meeting or by authorizing a proxy (i.e., authorizing someone to vote your shares). You may authorize a proxy by telephone by using the toll-free number listed on the proxy card or you may mark, date, sign and mail the enclosed proxy card. If you vote by authorizing a proxy, the proxy holders will vote the shares according to your instructions. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the proposals.

Pursuant to Maryland law and our bylaws, only business specifically designated in the Notice of Special Meeting may be transacted at the Special Meeting. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

You may change your proxy instructions at any time prior to the vote at the Special Meeting. You may accomplish this by submitting a properly executed, later-dated proxy (which automatically revokes the earlier proxy instructions) by sending a written revocation of proxy to the Company at its principal executive office via mail or submitting a subsequent proxy by telephone, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not cause your previously authorized proxy to be revoked unless you specifically request to vote the shares.

If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive. We intend to announce preliminary voting results at the Special Meeting and publish the final results in a Current Report on Form 8-K filed within four business days after the Special Meeting.

QUESTIONS AND ANSWERS

Q: When and where will the special meeting be held?

A: Our 2024 special meeting will be held on December 18, 2024 at 11 a.m. (PST). The meeting will be held at 89 Davis Road, Suite 100, Orinda, CA 94563.

Q: What is the purpose of the meeting?

A: At the meeting, you will be asked to consider and vote upon:

•	the approval of the following proposals to amend and restate our existing charter (the “Charter”):

•
removal of certain limitations required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the “NASAA REIT Guidelines”) and make other conforming and ministerial changes;

•	revisions in order to bring our Charter more in line with those of publicly listed companies; and

•	removal of provisions relating to the Investment Company Act;

•	the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

Our board of directors is not aware of any matters that may be acted upon at the meeting other than the matters set forth in the first four bullet points listed above.

Q: Who can vote at the meeting?

A: Common Stockholders of record, as of the close of business on November 6, 2024, or the record date, are entitled to receive notice of the special meeting and to vote the shares of common stock that they hold on that date. As of the close of business on the record date, we had approximately 13,435,656.80 shares of common stock issued, outstanding and eligible to vote.

 Q: How many votes do I have?

A: Each outstanding common share entitles its holder to cast one vote with respect to each matter to be voted upon at the special meeting.

Q: How can I vote?

A: You may vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•	via mail, by completing, signing, dating and returning your proxy card in the enclosed envelope;

•	via the Internet at www.investorvote.com/MKZR1 or

•	via telephone at (800) 652-VOTE (8683).

Regardless of whether you plan to attend the special meeting, we encourage you to authorize a proxy to vote your shares in accordance with one of the methods described above. None of our stockholders owns more than 10% of our outstanding shares, so every stockholder’s vote is important to us. If you authorize a proxy to vote your shares, you may still attend the special meeting and vote in person. If you do so, any previous votes that you submitted, whether by mail, the Internet or telephone, will be superseded by the vote that you cast at the meeting.

Q: How will my proxy be voted?

A: Shares represented by valid proxies will be voted in accordance with the directions given on the relevant proxy card. If a proxy card is signed and returned without any directions given, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our board of directors as to: (1) the following proposals to amend and restate our Charter: (A) removal of certain limitations required by the NASAA REIT Guidelines and make other conforming and ministerial changes; (B) revisions in order to bring our Charter more in line with those of publicly listed companies; and (C) removal of provisions relating to the Investment Company Act; (2) the adjournment of the special meeting to solicit additional proxies if necessary.

Q: What are the board of directors’ voting recommendations?

A: Our board of directors recommends that you vote:

 (1)(A) “FOR” the amendment and restatement of our Charter to remove certain limitations required by the NASAA REIT Guidelines and make other conforming and ministerial changes;

 (1)(B) “FOR” the amendment and restatement of our Charter to make revisions in order to bring our Charter more in line with those of publicly listed companies;

 (1)(C) “FOR” the amendment and restatement of our Charter regarding the removal of provisions relating to the Investment Company Act;

 (2) “FOR” the approval of an adjournment of the special meeting to solicit additional proxies if necessary.

Q: Why are we seeking approval of proposals to amend and restate our Charter?

A: Our board of directors has been and is continuing to explore various strategic alternatives ultimately designed to provide stockholder including, but not limited to, a listing of our shares on the NASDAQ Capital Market, which has now been approved.  We believe that we need to restate our charter in conjunction with this listing so that it more closely resembles Charters of other publicly listed companies, and to allow us to raise equity in the market through our investment banking firm.

The Proposed Charter Amendments

We are now proposing an amendment and restatement of our Charter that will bring our Charter in line with other publicly listed companies.

Our Charter currently includes certain provisions required by the NASAA REIT Guidelines which apply to real estate investment trusts (“REITs”) with shares that are publicly registered with the Securities and Exchange Commission (the “SEC”) but are not listed on a national securities exchange. Our Charter was designed to be consistent with other non-traded REITs and to satisfy certain requirements imposed by state securities administrators in connection with our public offering. We are no longer engaged in this type of public offering. We believe that the limitations included in our Charter which derive from the NASAA REIT Guidelines, at a minimum, create interpretive questions resulting in uncertainty which could impair our ability to operate as we move forward. We believe that removing the NASAA-mandated provisions and otherwise amending and restating our Charter in a manner that is consistent with Maryland law will result in a charter that is comparable to publicly traded REITs.

In addition, we are proposing certain other changes to our Charter in order to bring our Charter more in line with those of publicly listed companies, including providing that directors may be removed only for cause, enabling the transfer of shares to prevent the possibility of a continuing violation of the ownership restrictions for REIT qualification, and to remove specified suitability requirements for shareholders and other provisions relating to the Investment Company Act to enable us to raise additional equity through the market.

Q: If the proposals related to amending and restating our Charter are approved (or not approved), what will happen?

A: If all of the proposals related to amending and restating our Charter are approved, we will file the Second Articles of Amendment and Restatement, in the form attached hereto as Exhibit A to this proxy statement (the “Second Articles”), with the State Department of Assessments and Taxation of Maryland (“SDAT”), and the Second Articles will become effective upon acceptance for record by the SDAT.

If less than all of the proposals are approved, our Charter will be amended and restated to reflect only those amendments which have been approved by our stockholders.

Unless all of the proposed amendments to our Charter are approved, it will likely be more difficult to raise additional equity in conjunction with the listing of our shares on NASDAQ.

Q: Does the board of directors intend to also amend the bylaws?

A: If the Second Articles are approved and take effect, our board of directors will amend our bylaws to eliminate inconsistencies resulting from the amendment and restatement of our Charter, and to make certain other changes to our bylaws.

Q: What vote is required to approve each proposal?

A: Amended and Restated Charter. Each proposal to amend and restate our Charter is approved by the affirmative vote of holders of a majority of shares of our common stock entitled to vote at the special meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against such proposal.

Adjournment.  The affirmative vote of a majority of votes cast on the proposal at the meeting, if a quorum is present, will be required to approve this proposal. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Q: What constitutes a “quorum”?

A: The presence at the special meeting, in person or represented by proxy, of stockholders entitled to cast 50% of all the votes entitled to be cast at the meeting constitutes a quorum. There must be a quorum for a meeting to be held. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Q: How can I change my vote or revoke my proxy?

A: You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a properly executed, later-dated proxy (via mail, the Internet, or telephone), by attending the special meeting and voting in person or by written notice addressed to: MacKenzie Realty Capital, Inc., Attn: Chip Patterson, 89 Davis Road, Suite 100, Orinda, CA 94563.

To be effective, a proxy revocation must be received by us at or prior to the special meeting.

Q: Who will bear the costs of soliciting votes for the meeting?

A: We will bear the entire cost of the solicitation of proxies from our stockholders. We have retained Georgeson to assist us in connection with the solicitation of proxies for the special meeting. Georgeson will be paid fees of approximately $10,500, plus out-of-pocket expenses, for its basic solicitation services, which include review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of brokers, banks, and institutional holders, and delivery of executed proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We also expect to incur approximately $10,000 in expenses related to printing of these proxy materials. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q: What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A: The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports, which allows us to send a single proxy statement or annual report to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our proxy statement to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents this year, but you would prefer to receive your own copy, you may direct requests for separate copies to MacKenzie Realty Capital, Inc., Attn: Chip Patterson, 89 Davis Road, Suite 100, Orinda, CA 94563, or call us at (800) 854-8357. Also, if your household currently receives multiple copies of disclosure documents and you would like to receive just one set, please contact us at the same address and phone number.

Q: How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

A: In order for a stockholder proposal to be properly submitted for presentation at our 2025 annual meeting, we must receive written notice of the proposal at our executive offices prior to June 6, 2025.  All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: MacKenzie Realty Capital, Inc., Attn: Chip Patterson, 89 Davis Road, Suite 100, Orinda, CA 94563. For additional information, see the “Stockholder Proposals” section in this proxy statement.

Q: Who do I call if I have questions about the meeting?

A: We have retained Georgeson to assist with the proxy process. If you have any questions related to the special meeting or voting your proxy, you can call Georgeson and talk to a live proxy representative toll free at (866) 735-2302 with any proxy related questions, or call us at (800) 854-8357.

Special Meeting Purpose

At our Special Meeting, stockholders will be asked to consider and vote upon:

(1) the approval of the following proposals to amend and restate our charter:

 A. removal of certain limitations required by the North American Securities Administrators Association and other conforming and ministerial changes;

 B. revisions in order to bring our Charter more in line with those of publicly listed companies; and

 C. removal of provisions relating to the Investment Company Act.

(2) to consider and vote upon the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals

Record Date & Quorum

Only stockholders of record at the close of business on the Record Date for the Special Meeting are entitled to receive notice of and to vote at the Special Meeting.  If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you owned of record on that date at the Special Meeting and at any postponements or adjournments thereof. There were 13,435,656.80 shares of our common stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote.

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of holders of shares of stock entitled to cast at least 50% of the votes entitled to be cast will constitute a quorum.
Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Submitting Voting Instructions for Shares Held Through a Nominee

If you hold shares of common stock through a bank or other nominee, you must follow the voting instructions you receive from your bank or nominee. If you hold shares of common stock through a bank or other nominee and you want to vote in person at the Special Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Special Meeting. You may also authorize a proxy to vote your shares by telephone if your bank or other nominee makes these methods available, in which case your bank or other nominee has provided applicable instructions to do so. If you do not submit voting instructions to your bank or other nominee, your bank or other nominee is not permitted to vote your shares on any proposal properly presented at the Special Meeting.

Revoking Your Proxy

Whether you vote in person, by mail or by telephone you may change your proxy instructions at any time prior to the vote at the Special Meeting. You may accomplish this by submitting by mail or by telephone, a properly executed, later-dated proxy, which automatically revokes the earlier proxy instructions, by giving notice of revocation to the Company in writing before or at the Special Meeting or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Votes Required to Adopt the Proposals

Amended and Restated Charter. Each proposal to amend and restate our Charter is approved by the affirmative vote of holders of a majority of shares of our common stock entitled to vote at the Special Meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against such proposal.

Adjournment.  The affirmative vote of a majority of votes cast on the proposal at the meeting, if a quorum is present, will be required to approve this proposal. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Information Regarding this Solicitation

The proxies being solicited hereby are being solicited by the Board.  The cost of soliciting proxies in the enclosed form will be paid by us. We have retained Georgeson to aid in the solicitation of proxies. We will pay Georgeson a fee of approximately $11,500 in addition to certain variable costs related to proxy solicitation and reimbursement of out-of-pocket expenses.  Our officers and regular employees and MCM Advisers, LP and/or MacKenzie Real Estate Advisers, LP, which we refer to as our “Adviser” or “Advisers” and MacKenzie Capital Management, LP, which we refer to as our “Manager,” may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means.  We will, upon request, reimburse brokers, banks and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

Security Ownership of Certain Beneficial Owners & Management

As of the Record Date, to our knowledge, there were no persons that owned 25% or more of the outstanding voting securities and no person would be deemed to control us.  Our directors are divided into two groups — non-independent directors and independent directors. Independent directors are defined by the New York Stock Exchange independence standards.

The following table shows the amount of our common and preferred stock beneficially owned and based on a total of 13,435,656.80 shares of our common stock and 828,439.12 shares of preferred stock outstanding on October 1, 2024, as of that date, by (1) each of our directors and nominees or director, (2) our executive officers and (3) all directors and executive officers as a group. To our knowledge, no other person owns more than 5% of our common or preferred stock. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of October 1, 2024, through the exercise of any instrument. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table. Unless known otherwise by us, the beneficial ownership information is based on each beneficial owner’s most recent Form 3, Form 4, Form 5, Schedule 13D or Schedule 13G, as applicable.  With respect to the Executive Officers listed below, they are limited partners of MPF Successors, LP, as well as officers of its general partner, which owns 55,692 shares in us, and Mr. Sherpa owns 1,601 shares directly. Mr. C. E. Patterson and his spouse are the sole beneficial owners of 11,118 shares owned in a personal holdings limited partnership, and the executive officers below are also in control of its general partner. Thus, they are all deemed to have voting and dispositive control over such shares and the number of shares owned below is the number of shares owned by MPF Successors, LP and the personal holding partnership. The address of each beneficial owner is 89 Davis Road, Orinda, CA 94563.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percent of Class	Number of Series A Preferred Shares Owned	Percent of Class	Number of Series B Preferred Shares Owned	Percent of Class
Independent Directors:
Tim Dozois	5,086.00	*	5,100.96	*	4,444.44	7%
Tom Frame	5,975.00	*	501.74	*
Kjerstin Hatch
Non-Independent Director:
Charles “Chip” Patterson	66,810.00	*
Executive Officers:
Angche Sherpa	68,411.00	*
Glen Fuller	66,810.00	*
Chip Patterson	66,810.00	*
Robert Dixon	66,810.00	*	4,417.05	*
Directors and Officers as a group (7 persons)	79,472.00	*	10,019.75	*	4,444.44	7%

*	Represents less than 1% of the number of shares outstanding.

PROPOSAL 1 — APPROVAL OF SECOND AMENDMENT AND RESTATEMENT OF OUR CHARTER
Introduction
The Board declared an amendment and restatement of our Charter advisable on November 11, 2024. The Board directed that proposals to amend and restate the Charter be submitted for stockholder consideration at the 2024 Special Meeting. Please see the form of Articles of Amendment and Restatement attached hereto as Exhibit A (the “Articles”). The descriptions set forth in Proposals 1.A through 1.C collectively summarize the amendment and restatement of our Charter that our board of directors approved in the Articles, each of which is qualified in its entirety by reference to Exhibit A, which you should read in its entirety. If all of the proposals are approved and the Articles take effect, the Board will amend our bylaws to eliminate inconsistencies resulting from the proposed amendments and to make certain other changes to our bylaws.
NASAA REIT Guidelines
Our Charter currently includes certain provisions required by the NASAA REIT Guidelines which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. Our Charter was designed to be consistent with other non-traded REITs and to satisfy certain requirements imposed by state securities administrators in connection with our public offering. More specifically, as a condition to selling our common stock in certain jurisdictions, certain state securities administrators required us to include in our Charter provisions consistent with those stated in the NASAA REIT Guidelines, which they deemed were applicable to a REIT that is making a public offering of securities which are not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market. We are no longer engaged in this type of public offering, and we do not intend to raise capital publicly as an unlisted company in the future, and therefore, it is not necessary that our Charter conform to the requirements of the NASAA REIT Guidelines. We believe that the limitations included in our Charter which derive from the NASAA REIT Guidelines, at a minimum, create interpretive questions resulting in uncertainty which could impair our ability to operate as we move forward. We believe that by removing the NASAA-mandated provisions and amending and restating our Charter so that it instead includes only those restrictions required by Maryland law, under which we are organized, the resulting charter will be more similar to those of publicly traded REITs incorporated in Maryland.
Summary Reasons for Proposed Charter Amendments
The Board believes that it would be in the best interest of the Company to amend and restate our Charter for the following reasons:

•
We do not intend to raise capital publicly as an unlisted company in the future and therefore, our Charter need not include NASAA-mandated provisions. In addition, we are now trading on the OTCQX in order to provide liquidity to our stockholders and have applied to be listed on the Nasdaq Capital Market, where we would have the ability to raise capital through public equity offerings. The Articles remove the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

•	We want to bring our Charter more in line with those of publicly listed companies, including providing that directors may be removed only for cause.

•
We want to delete provisions relating to the Investment Company Act of 1940, as amended (the “Investment Company Act”), that were included in our Charter in connection with our earlier election to be regulated as a business development company under the Investment Company Act.  Our election to be a business development company was withdrawn and the related provisions of the Charter are no longer required.

Under Maryland law and our Charter, you will not be entitled to rights of appraisal with respect to any of the proposals under Proposal 1. Accordingly, to the extent that you object to any or all of the proposals, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Principal Changes
The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the three proposals to amend and restate our Charter. These summary descriptions are qualified in their entirety by the complete text of the Articles, which is attached hereto as Exhibit A. Following these summary discussions are bullet-point discussions noting each specific change we expect to make to our Charter if the proposals are approved by our stockholders.

If all of Proposals 1.A, 1.B, and 1.C are approved by our stockholders, we will file the Articles, in the form attached as Exhibit A to this proxy statement, with the State Department of Assessments and Taxation of Maryland (“SDAT”), and the Articles will become effective upon acceptance for record by the SDAT. If approved, we plan to file the Articles immediately following the stockholder vote on the proposed amendment and restatement.
If less than all of the proposals are approved, our Charter will be amended and restated to reflect only those amendments which have been approved by our stockholders.
PROPOSAL 1.A —Amendments to Remove Limitations Imposed by the NASAA REIT Guidelines
As discussed above, the Board believes that it would be in our best interest to amend and restate our Charter to, among other things, eliminate the NASAA REIT Guideline limitations imposed by state securities administrators in connection with our initial public offering because we do not intend to raise capital publicly as an unlisted company in the future and thus our Charter need not include NASAA-mandated provisions. In addition, we have applied to list our shares on a national securities exchange—the Nasdaq Capital Market. The Articles remove the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.
The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the removal of various NASAA-mandated limitations, and is qualified in its entirety by the complete text of the Articles, which is attached hereto as Exhibit A.
Provisions Regarding Investor Suitability
Our current Charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. The Articles remove the requirements in Section 10.5 and Section 10.6 of Article X of the Charter that stockholders meet certain criteria regarding suitability. The removal of these requirements generally will provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. Furthermore, the removal of these provisions eliminates the requirement that anyone selling shares on our behalf make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder (although we are currently not selling shares). Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment.
Provision Regarding Distribution Reinvestment Plans
Consistent with the NASAA REIT Guidelines, our current Charter contains provisions related to our distribution reinvestment plan that established disclosure of material information, including tax consequences of reinvesting distributions, and withdrawal rights of participating stockholders. Therefore, the Articles delete Section 5.14 of Article V of the Charter that relate to a distribution reinvestment plan.
Provisions Regarding Directors
In accordance with the NASAA REIT Guidelines, our current Charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which relate to the number and independence of directors; the term of directors; and the fiduciary obligations of the board of directors. Additional information is provided below.
Number and Independence of Directors. The Articles delete the requirement that our board of directors be comprised of at least three directors. This is a NASAA REIT Guidelines provision and under the Maryland General Corporation Law (“MGCL”), our board of directors may be comprised of as few as one director. We currently evaluate the independence of our directors under both our current Charter definition (as required by the NASAA REIT Guidelines) and the Nasdaq standard. All of our current independent directors meet the Nasdaq standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of the Board.

Term of Directors. The Articles delete the NASAA REIT Guidelines requirement in Section 6.3 of Article VI of our current Charter that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, as this provision is redundant of the default provisions of the MGCL relating to the term of directors.
Fiduciary Obligations. The Articles also delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the MGCL, each director has a duty to act in good faith, with a reasonable belief that his or her action is in the Company’s best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. This change is advisable as it is not desirable to establish multiple standards governing the duties of directors under Maryland law.
Approval of Independent Directors. The Articles delete the NASAA REIT Guidelines requirement that certain matters be approved by the independent directors, which is more restrictive than requirements under Maryland law, in order to provide the customary flexibility available to other REITs.
Provisions Regarding Investment Objectives and Limitations
Investment Objectives. Article XI of our current Charter contains a number of limitations and restrictions from the NASAA REIT Guidelines on our ability to make certain types of investments (including investments in joint ventures, general partnerships, and with affiliates). The Board believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest.  Although we have no intention of pursuing any of the investments currently limited by Article XI, we believe that increased flexibility could be advantageous and that the limitations are rarely, if ever, found in the charter of a listed REIT.  Nevertheless, the proposed Articles increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.
Provisions Regarding Stockholders and Stockholder Voting
Amendment of Charter and Stockholder Approvals. The Articles delete the NASAA REIT Guidelines provision that suggests that stockholders have the power to amend the Charter without the concurrence of our board of directors, which is not permitted under the MGCL, and the provision related to stockholder approval of certain matters, as the MGCL already requires stockholder approval for such matters except in limited circumstances.
Quorum.  Under the NASAA REIT Guidelines, a quorum at a stockholders’ meeting is by default 50% of all votes entitled to be cast, and the default in the MGCL is a majority of all the votes entitled to be cast at a meeting. We are proposing to amend the Charter to provide a lower quorum in order to save on solicitation costs.  In future meetings, if the Charter amendments are approved, the presence, in person or by proxy, of holders of shares of stock entitled to cast at least 1/3rd of the votes entitled to be cast will constitute a quorum.  The Board, however, may in the bylaws increase the quorum required as it sees fit.
Provisions Regarding Indemnification of Officers and Directors
Consistent with the NASAA REIT Guidelines, Article XI of our current Charter includes many restrictions on exculpation and indemnification that are not contained in the MGCL, including restrictions on exculpation and indemnification of officers and affiliated directors whose liability was the result of negligence or misconduct and independent directors whose liability was the result of gross negligence or willful misconduct. The advancement of litigation-related expenses to directors and officers is also significantly restricted under Section 11.3 of Article XI of our current Charter. For instance, in a stockholder derivative suit, the Company may not advance expenses to its directors and officers unless a court of competent jurisdiction first approves such advancement. Under the MGCL, a Maryland corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, Section 2-418 of the MGCL generally permits a Maryland corporation to indemnify its present and former directors and officers against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Finally, Section 2-418 of the MGCL provides that a Maryland corporation may pay or reimburse reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the corporation of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

Because litigation involving companies exploring strategic alternatives or considering possible liquidity events is quite common, in order to conform our Charter more closely with those of our competitor REITs who are listed on an exchange, and to retain and recruit qualified and experienced officers and directors, we recommend amending Article XI of the Charter to provide directors and officers the maximum exculpation, indemnification and advancement of expenses permitted under Maryland law, including removing the requirement that any director and officer insurance purchased by the Company be consistent with the restrictions on indemnification imposed by the NASAA REIT Guidelines.
Conforming Changes and Other Ministerial Modifications
The Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.
In addition, the Articles include the terms of our two classes of preferred stock, our Series A Preferred Stock and Series B Preferred Stock, that were previously established through the Company’s Articles Supplementary, each filed with the SDAT.
Summary of Specific Changes
Listed below, in summary form, are the specific changes that will be made to our current Charter if proposal 1.A is approved by our stockholders at the Special meeting. This does not identify certain immaterial changes.

•	Deletion of the previous Article IV, which contained definitions that are no longer needed as a result of the removal of certain provisions in the Articles.
•
Deletion of Section 5.2 regarding various provisions relating to the voting rights and distribution rights of holders of common stock that are already covered under the MGCL, including certain voting rights that may be inconsistent with the MGCL.

•	Deletion of Sections 5.2(iii) and 7.2(xvii)(d) regarding the prohibition of distributions in kind.
•	Deletion of Section 5.13 regarding limitations on the repurchase of shares by the Company.
•	Deletion of Section 5.14 regarding the board of directors’ ability to establish a dividend reinvestment plan; provided, however, we intend to continue our distribution reinvestment plan.

•	Deletion of Section 6.1 provided limitations on the number of directors. Deletion of Section 6.3 regarding the term of directors.

•
Deletion of Section 6.5 and Section 6.6 regarding the matters which must be approved by a majority of the independent directors pursuant to the NASAA REIT Guidelines, including certain periodic reviews and approvals required of the independent directors.

•
Deletion of Section 6.7 regarding the directors’ fiduciary obligation to the Company and their fiduciary duty to supervise the relationship of the Company and the Adviser, as each director’s duties are governed by the MGCL.

•	Addition of new Section 6.8 regarding the quorum requirements for any meeting of stockholders.

•
Deletion of Article VIII in its entirety regarding the Company’s relationship with the Adviser, including the following: appointment and initial investment of the Adviser; supervision of the Adviser by the board of directors; fiduciary obligations of the Adviser to the Company and stockholders; acquisition expenses; and corporate opportunities recommended to the Company by the Adviser; provided, however, that the Company will still have a relationship with the Adviser, supervised by the Board, subject to ordinary fiduciary obligations.

•
Deletion of Article IX in its entirety regarding the Company’s investment policies and limitations, including the requirement to cause the Company to qualify as a REIT, to invest 82% of proceeds in assets, and to establish written policies on the investment objectives of the Company.

•
Deletion of Article X in its entirety regarding annual meeting requirements (which are governed already by the MGCL), suitability of stockholders, nonbinding actions of stockholders, the requirement to take a proxy to liquidate, provisions regarding the sale of shares, and provisions relating to expenses of the Company.

•	Elimination of limits (other than those imposed by Maryland law) on the Company’s ability to indemnify the Adviser or advance defense expenses to the Adviser.

•	Expansion of the Company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law in new Section 5.5.

•	Expansion of the Company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law in new Section 5.5.

Vote Required
Amendments to our Charter are approved through the affirmative vote of stockholders holding a majority of shares entitled to vote at the special meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against this proposal.
Recommendation
A properly executed proxy marked “FOR” Proposal 1.A will be considered a vote in favor of the proposed amendment and restatement of our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines.
The Board unanimously recommends a vote “FOR” Proposal 1.A which is approval of the proposed amendment and restatement of our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines.
PROPOSAL 1.B —Amendments to Bring our Charter More in Line with Those of Publicly Listed Companies
We are proposing certain other changes to our Charter in order to bring our Charter more in line with those of publicly listed companies.
Deletion of List of Specific Board Powers
Under the MGCL, the Board has broad power to direct the management of the business and affairs of the Company.  Accordingly, the list of Board powers in the Charter is deleted as unnecessary.
Director Removal Only For Cause
As permitted by the MGCL and consistent with the charters of many exchange-traded REITs, the proposed Articles provide that a director may be removed only for cause, which means, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to us through bad faith or active and deliberate dishonesty.

Stockholder Action by Written Consent

As permitted by the MGCL and consistent with the charters of many exchange-traded REITs, the proposed Articles provide that stockholders may act without a meeting by written consent in accordance with the bylaws of the Company.

Restrictions on Ownership and Transfer of Shares of Stock
In order to maintain the Company’s tax-preferred REIT qualification under the Code, (i) any five individuals, as defined under the Code, may not own 50% or more of the shares of the Company’s stock and (ii) the Company must have at least 100 stockholders, during specified periods of time. In addition, the Code imposes limitations on stock ownership by the Company, and its affiliates, of the Company’s tenants. To help assure that the Company meets these requirements and thereby preserve the value of the Company’s REIT qualification for all our stockholders, our Charter has included ownership and transfer restrictions for the Company’s stock since the time we were formed and first raised capital. Although we believe that no violation of the aforementioned stock ownership limitations for REITs under the Code has occurred under the current Charter, we also believe the proposed amendment to the ownership and transfer restrictions for our stock accord with practices that have evolved in the charters of REITs like the Company and will help to mitigate further any risk to the Company’s REIT qualification.  The Articles include a new Article VII regarding restrictions on ownership and transfer of shares of stock, which replaces existing Section 5.8 and provides for an aggregate stock ownership limit and a common stock ownership limit.  The existing separate preferred stock ownership limit is deleted, but a preferred stockholder would be subject to the aggregate stock ownership limit.

The summary descriptions above are qualified in their entirety by the complete text of the Articles, which is attached hereto as Exhibit A.
Summary of Specific Changes
Listed below, in summary form, are the specific changes that will be made to our current Charter if Proposal 1.B is approved by our stockholders at the Special Meeting. This does not identify certain immaterial changes.

•	Addition of a requirement in new Section 5.8 that a director may be removed only for cause.
• •	Addition of new Section 6.5 allowing stockholders to take action by written consent in accordance with the bylaws. Deletion of existing Article VII relating to specific Board powers.
• •
Addition of language within new Article VII regarding restrictions on ownership and transfer of shares of stock providing for an aggregate stock ownership limit and a common stock ownership limit.

Deletion of requirement in Section 6.1 that a change in the number of directors must be approved by 80% of the directors then serving on the Board

•	Deletion of Article XIII in its entirety regarding miscellaneous provisions related to governing law, reliance by third parties, construction and recordation of the Charter.
Vote Required
Amendments to our Charter are approved through the affirmative vote of stockholders holding a majority of shares entitled to vote at the special meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against this proposal.
Recommendation
A properly executed proxy marked “FOR” Proposal 1.B will be considered a vote in favor of the proposed amendment and restatement of our Charter to make revisions to bring our Charter more in line with those of publicly listed companies. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our Charter to bring our Charter more in line with those of publicly listed companies.
The Board unanimously recommends a vote “FOR” Proposal 1.B which is approval of the proposed amendment and restatement of our Charter to bring our Charter more in line with those of publicly listed companies.

PROPOSAL 1.C — Removal of Provisions Relating to the Investment Company Act
We were previously subject to regulation as a business development company under the Investment Company Act.  Our election to be a business development company was withdrawn.  Our Charter contains several obsolete provisions relating to our former status as a business development company and the Articles omit all such provisions.
Summary of Specific Changes

Deletion of the reference to conducting the business of a business development company in the purposes and powers of the Company described in old Article II.

Deletion of Article XI in its entirety regarding requirements of the Investment Company Act, certain activities and transactions with the Company’s sponsor, commingling of assets, certain investments by the Company and other transactions by or between the Company, the Company’s sponsor and the Adviser.

Deletion of Section 12.3 requiring the approval of 80% of the votes entitled to be cast to make the Company’s common stock a “redeemable security” or convert the Company to an “open-end company” under the Investment Company Act.

Deletion of all other references throughout the Charter making any provision subject to the Investment Company Act.
Vote Required
Amendments to our Charter are approved through the affirmative vote of stockholders holding a majority of shares entitled to vote at the special meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against this proposal.
Recommendation
A properly executed proxy marked “FOR” Proposal 1.C will be considered a vote in favor of the proposed amendment and restatement of our Charter regarding removal of provisions relating to the Investment Company Act.  A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our Charter regarding removal of provisions relating to the Investment Company Act.
The Board unanimously recommends a vote “FOR” Proposal 1.C which is approval of the proposed amendment and restatement of our Charter regarding removal of provisions relating to the Investment Company Act.

PROPOSAL 2. ADJOURNMENT OF THE SPECIAL MEETING
At the special meeting, you and other stockholders will also vote to approve an adjournment of the meeting, including, if necessary, to solicit additional proxies in favor of Proposals 1.A, 1.B, and 1.C if there are not sufficient votes for these proposals.
Vote Required
The affirmative vote of a majority of votes cast on the proposal at the special meeting, if a quorum is present, will be required to approve this proposal. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.
Recommendation
Our board of directors unanimously recommends a vote “FOR” this proposal to adjourn the meeting, if necessary.

OTHER MATTERS

Pursuant to Maryland law and our bylaws, only business specifically designated in the Notice of Special Meeting may be transacted at the Special Meeting.  However, should any procedural matter relating to the Meeting properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon in their discretion.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

The proxy rules adopted by the SEC provide that certain stockholder proposals must be included in the Proxy Statement for the Company’s 2025 annual meeting of stockholders.  Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2025 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8.  Proposals should be sent to us at 89 Davis Road, Suite 100, Orinda, California 94563, Attention: Corporate Secretary no later than the SEC Rule 14a-8(e)(2) deadline of June 6, 2025 (which is 120 days prior to the first anniversary of the date of mailing of the notice for the 2024 Annual Meeting), to be eligible for inclusion in our proxy materials.  Submission of a stockholder proposal does not guarantee inclusion in our proxy statement or form of proxy because the additional requirements of SEC Rule 14a-8 must be satisfied.

In addition, as more specifically provided in our bylaws, a stockholder making a nomination of a candidate for director or a proposal of other business to be considered by the stockholders (other than proposals to be included in our proxy materials pursuant to SEC Rule 14a-8 as discussed in the previous paragraph) for our 2025 annual meeting must deliver to the Corporate Secretary at the address set forth in the following paragraph not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal of business must be received no earlier than May 7, 2025, and no later than 5:00 p.m., Central Time, on June 6, 2025, in order to be considered at the 2025 Annual Meeting.

Under our bylaws, if you are a stockholder and desire to make a director nomination or a proposal of other business to be considered by the stockholders at a meeting of stockholders, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Corporate Secretary, MacKenzie Realty Capital, Inc., 89 Davis Road, Suite 100, Orinda, California 94563, within the time limits described above for delivering of notice of a stockholder proposal, and such notice must include all of the information required by our bylaws to be included in notices relating to stockholder nominations and the proposal of other business.

These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement pursuant to Rule 14a-8.

In addition to complying with the procedures described above, stockholders who intend to solicit proxies in support of a director candidate other than the Company’s director nominees for consideration by stockholders at the 2025 Annual Meeting pursuant to the requirements of the SEC’s “universal proxy” Rule 14a-19 under the Exchange Act must comply with the related requirements of the Company’s bylaws as well as the requirements of that rule, including providing the Corporate Secretary of the Company with a notice setting forth all of the related information and disclosures required by both the Company’s bylaws and by Rule 14a-19 no later than September 15, 2025, in accordance with the timetable described for giving notices of stockholder nominations for directors described above.

Proxies granted by a stockholder will give discretionary authority to the proxy holders to vote on any matters introduced pursuant to the above-described advance notice provisions, subject to the applicable rules of the SEC.  We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to MacKenzie Realty Capital, Inc., Attention: Corporate Secretary, 89 Davis Road, Suite 100, Orinda, California 94563.

MACKENZIE REALTY CAPITAL, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  MacKenzie Realty Capital, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I
INCORPORATOR

Charles Patterson, whose address is1640 School Street, Moraga, California 94556, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on January 27, 2012.

ARTICLE II
NAME

The name of the corporation (the “Corporation”) is:

MacKenzie Realty Capital, Inc.

ARTICLE III
PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.  For purposes of the charter of the Corporation (the “Charter”), “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

ARTICLE IV
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o Cogency Global Inc., 1519 York Road, Lutherville, MD 21093.  The name of the resident agent of the Corporation in the State of Maryland is Cogency Global Inc., 1519 York Road, Lutherville, MD 21093.  The resident agent is a Maryland corporation.

ARTICLE V
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1  Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  The number of directors of the Corporation initially shall be four, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”).  The names of the directors who shall serve until their successors are duly elected and qualify are:

Charles Patterson
Tim Dozois
Tom Frame
Kjerstin Hatch

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.

Section 5.2  Extraordinary Actions.  Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3  Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend or for the purpose of qualifying as a REIT under the Code), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4  Preemptive and Appraisal Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.  Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors upon such terms and conditions as may be specified by the Board of Directors, determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5  Indemnification and Advance of Expenses.  The Corporation shall, to the maximum extent permitted by Maryland law in effect from time to time, indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, member, manager, partner or trustee of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.  The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advance of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 5.6  Determinations by Board.  The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid‑in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7  REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code.  The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

Section 5.8  Removal of Directors.  Subject to the rights of holders of shares of one or more classes or series of Preferred Stock (as defined below) to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors.  For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 5.9  Corporate Opportunities.  The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation or developed by or presented to one or more directors or officers of the Corporation.

Section 5.10  Adviser Agreements.  The Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

ARTICLE VI
STOCK

Section 6.1  Authorized Shares.  The Corporation has authority to issue 100,000,000 shares of stock, consisting of 80,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and 20,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of stock having par value is $10,000.00.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.  The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2  Common Stock.  Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.  The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3  Preferred Stock.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time into one or more classes or series of stock.

Section 6.3.1  Series A Preferred Stock.  2,000,000 shares of Preferred Stock are classified as Series A Preferred Stock of the Corporation with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth on Annex A hereto.

Section 6.3.2  Series B Preferred Stock.  2,000,000 shares of Preferred Stock are classified as Series B Preferred Stock of the Corporation with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth on Annex B hereto.

Section 6.4  Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5  Action by Stockholders.  Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.

Section 6.6  Charter and Bylaws.  The rights of all stockholders and the terms of all stock of the Corporation are subject to the provisions of the Charter and the Bylaws.  The Board of Directors shall have the exclusive power to amend or repeal the Bylaws and to make new Bylaws.

Section 6.7  Distributions.  Except as may otherwise be provided in the terms of any class or series of Preferred Stock, in determining whether a distribution (other than upon liquidation, dissolution or winding up) is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are superior to those receiving the distribution, shall not be added to the Corporation’s total liabilities.

Section 6.8  Quorum.  Unless the Board has provided otherwise in the Bylaws, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more series or classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each series or class entitled to vote as a series or class on the matter shall constitute a quorum.

ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1  Definitions.  For the purpose of this Article VII, the following terms shall have the following meanings:
Aggregate Stock Ownership Limit.  The term “Aggregate Stock Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter.
Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Capital Stock.  The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary.  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Common Stock Ownership Limit.  The term “Common Stock Ownership Limit” shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter.
Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
Excepted Holder.  The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.
Excepted Holder Limit.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.7, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.
Market Price.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date.  The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if such Capital Stock is not listed or admitted to trading on the Nasdaq, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.
Nasdaq.  The term “Nasdaq” shall mean the Nasdaq Capital Market.

Person.  The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.
Prohibited Owner.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.
Restriction Termination Date.  The term “Restriction Termination Date” shall mean the first day on which the Board of Directors determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.
Transfer.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.
Trust.  The term “Trust” shall mean any trust provided for in Section 7.3.1.
Trustee.  The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.
Section 7.2  Capital Stock.
Section 7.2.1  Ownership Limitations.  Prior to the Restriction Termination Date, but subject to Section 7.4:
(a) Basic Restrictions.

(i)  (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)  No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii)  Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
(b) Transfer in Trust.  If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),
(i)  then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii)(rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or
(ii)  if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
(iii) To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2  Remedies for Breach.  If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.
Section 7.2.3  Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
Section 7.2.4  Owners Required To Provide Information.  Prior to the Restriction Termination Date:
(a) every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held.  Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and
(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.
Section 7.2.5  Remedies Not Limited.  Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation in preserving the Corporation’s status as a REIT.

Section 7.2.6  Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Directors may determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it.  In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.  Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.
Section 7.2.7  Exceptions.
(a) Subject to Section 7.2.1(a)(ii) and upon receipt of such representations and agreements as the Board of Directors may require, the Board of Directors, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person.
(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c) Subject to Section 7.2.1(a)(ii), an underwriter which participates in a public offering, forward sale or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering, forward sale or private placement.
(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, (2) unless the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder provide otherwise, at any time after the Excepted Holder no longer Beneficially Owns or Constructively Owns shares of Capital Stock in excess of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit or (3) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit.

Section 7.2.8  Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits.  Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons.  No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Capital Stock owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit.  No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate more than 49.9% in value of the outstanding Capital Stock.
Section 7.2.9  Legend.  Each certificate for shares of Capital Stock, if certificated, shall bear substantially the following legend:
The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons.  Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Capital Stock which cause or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation.  If any of the restrictions on transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, if the ownership restrictions provided in (iv) above would be violated or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of Capital Stock of the Corporation on request and without charge.  Requests for such a copy may be directed to the Secretary of the Corporation at its Principal Office.
Instead of the foregoing legend, the certificate or any notice in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on ownership and transfer of the shares to a stockholder on request and without charge.

Section 7.3  Transfer of Capital Stock in Trust.
Section 7.3.1  Ownership in Trust.  Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b).  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.
Section 7.3.2  Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3  Dividend and Voting Rights.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.
Section 7.3.4  Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4.  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5  Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
Section 7.3.6  Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.  Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.
Section 7.4 Nasdaq Transactions.  Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the Nasdaq or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.
Section 7.5 Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.
Section 7.6 Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII
AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.  Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
ARTICLE IX
LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.  The total number of shares of stock that the Corporation has authority to issue has not been changed by the foregoing amendment and restatement of the charter.
FOURTH:  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.
FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.
SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.
SEVENTH:  The undersigned officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ____________, 2024.

ATTEST: MACKENZIE REALTY CAPITAL, INC.

__________________________ By: _________________________(SEAL)
 Secretary      President

ANNEX A
SERIES A PREFERRED STOCK
(1)  Designation and Number.  A series of Preferred Stock, designated as the “Series A Preferred Stock” (the “Series A Preferred Stock”), is hereby established.  The par value of the Series A Preferred Stock is $0.0001 per share.  The number of shares of Series A Preferred Stock is 2,000,000.  The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of the Series A Preferred Stock shall be subject in all cases to the provisions of Article VII of the Charter regarding limitations on ownership and transfer of the Corporation’s equity securities.
(2)  Definitions.  For purposes of the Series A Preferred Stock, the following terms shall have the respective meanings indicated below.
(a)  Acquisition Date.  The term “Acquisition Date” shall have the meaning as provided in Section 9 herein.
(b)  Business Day. The term “Business Day” shall mean each day, other than a Saturday or Sunday, which is not a day on which banks in the State of Maryland are required to close.
(c)  Common Stock.  The term “Common Stock” shall mean the common stock, par value $0.0001 per share, of the Corporation.
(d)  Conversion Amount.  The term “Conversion Amount” shall have the meaning as provided in Section 8 herein.
(e)  Conversion Date.  The term “Conversion Date” shall have the meaning as provided in Section 8 herein.
(f)  Conversion Notice.  The term “Conversion Notice” shall have the meaning as provided in Section 8 herein.
(g)  Conversion Right.  The term “Conversion Right” shall have the meaning as provided in Section 8 herein.
(h)  Dividend Payment Date.  The term “Dividend Payment Date” shall have the meaning as provided in Section 4 herein.
(i)  Dividend Period.  The term “Dividend Period” shall mean the respective period commencing on and including the first day of each fiscal quarter of the Corporation and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period and the Dividend Period during which any shares of Series A Preferred Stock shall be redeemed or otherwise acquired by the Corporation).
(j)  Dividend Record Date.  The term “Dividend Record Date” shall have the meaning as provided in Section 4 herein.

(k)  Early Redemption Period.  The term “Early Redemption Period” shall mean any time on or after January 1, 2023.
(l)  Junior Stock.  The term “Junior Stock” shall have the meaning as provided in Section 3 herein.
(m)  Parity Stock.  The term “Parity Stock” shall have the meaning as provided in Section 3 herein.
(n)  Purchase Price.  The term “Purchase Price” shall have the meaning as provided in Section 5 herein.
(o)  Special Redemption Event.  The term “Special Redemption Event” shall mean the date upon which the shares of Common Stock are listed for trading on a national securities exchange with at least three market makers or a New York Stock Exchange specialist.
(p)  Senior Stock.  The term “Senior Stock” shall have the meaning as provided in Section 3 herein.
(q)  Series A Preferred Stock.  The term “Series A Preferred Stock” shall have the meaning as provided in Section 1 herein.
(3)  Ranking.  The Series A Preferred Stock shall, with respect to priority of payment of dividends and other distributions and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, rank:  (a) senior to all classes or series of Common Stock and to any other class or series of stock of the Corporation issued in the future, unless the terms of such stock expressly provide that it ranks senior to, or on parity with, the Series A Preferred Stock with respect to priority of payment of dividends and other distributions or rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation (together with the Common Stock, the “Junior Stock”); (b) on a parity with any class or series of stock of the Corporation, the terms of which expressly provide that it ranks on a parity with the Series A Preferred Stock with respect to priority of payment of dividends and other distributions and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation (the “Parity Stock”); and (c) junior to any class or series of stock of the Corporation which rank senior to the Series A Preferred Stock with respect to priority of payment of dividends and other distributions or rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation (the “Senior Stock”).
(4)  Dividends.
(a)  Subject to the preferential rights of the holders of Senior Stock to the Series A Preferred Stock as to dividends, holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cash dividends at the rate of 6.0% per annum of $25.00 per share (equivalent to a fixed annual rate of $1.50 per share).  The dividends on each share of Series A Preferred Stock shall be cumulative from the first date on which such share of Series A Preferred Stock is issued or the end of the most recent Dividend Period for which dividends on the Series A Preferred Stock (including such share) have been aggregated and paid and shall be payable quarterly in arrears on or before the fifteenth day of the month following the last day of the applicable quarter, or, if not a Business Day, the next succeeding Business Day (each, a “Dividend Payment Date”).  Dividends shall be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date or dates, which shall be the 15th day of each calendar month in the quarter preceding the applicable Dividend Payment Date or such other date or dates designated by the Board of Directors for the determination of the holders of Series A Preferred Stock entitled to receive dividends (each, a “Dividend Record Date”).

(b)  No dividends on the Series A Preferred Stock shall be authorized by the Board of Directors or declared and paid or declared and set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.
(c)  Notwithstanding the foregoing Section 4(b), dividends on the Series A Preferred Stock shall accrue whether or not the Corporation has earnings, whether there are funds legally available for the payment of such dividends and whether or not such dividends are authorized by the Board of Directors or declared by the Corporation.  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock which may be in arrears.  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any class or series of Parity Stock, all dividends declared upon the Series A Preferred Stock and any class or series of Parity Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such class or series of Parity Stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Series A Preferred Stock and such class or series of Parity Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Stock does not have a cumulative dividend) bear to each other.
(d)  Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof is set apart for payment (for purposes of these terms of the Series A Preferred Stock, “set apart for payment” shall mean the Corporation has determined it has sufficient cash available to pay such declared dividends) for all past Dividend Periods that have ended, no dividends (other than a dividend in shares of Junior Stock or in options, warrants or rights to subscribe for or purchase any such shares of Junior Stock) shall be declared and paid or declared and set apart for payment nor shall any other distribution be declared and made upon the Junior Stock or the Parity Stock, nor shall any shares of Junior Stock or Parity Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation (except (i) by conversion into or exchange for Junior Stock, (ii) the purchase of shares of Junior Stock or Parity Stock pursuant to the Charter to the extent necessary to preserve the Corporation’s qualification as a REIT for federal income tax purposes or (iii) the purchase or other acquisition of shares of Parity Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock).  Holders of shares of the Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series A Preferred Stock as provided above. Any dividend payment made on shares of the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.  Accrued but unpaid dividends on the Series A Preferred Stock shall accrue as of the Dividend Payment Date on which they first become payable.

(5)  Liquidation Preference.  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, after payment of or provision for the Corporation’s debts and other liabilities and subject to the preferential rights of the holders of any class or series of stock of the Corporation ranking senior to the Series A Preferred Stock with respect to rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, a liquidation preference of $25.00 per share (the “Purchase Price”), plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) thereon to and including the date of payment, but without interest, before any distribution of assets is made to holders of Junior Stock. If the assets of the Corporation legally available for distribution to stockholders are insufficient to pay in full the liquidation preference on the Series A Preferred Stock and the liquidation preference on the shares of any class or series of Parity Stock, all assets distributed to the holders of the Series A Preferred Stock and any class or series of Parity Stock shall be distributed pro rata so that the amount of assets distributed per share of Series A Preferred Stock and such class or series of Parity Stock shall in all cases bear to each other the same ratio that the liquidation preference per share on the Series A Preferred Stock and such class or series of Parity Stock bear to each other.  After payment of the full amount of the liquidation distributions to which they are entitled, the holders of Series A Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.  The consolidation or merger of the Corporation with or into another entity, a merger of another entity with or into the Corporation, a statutory share exchange by the Corporation or a sale, lease, transfer or conveyance of all or substantially all of the Corporation’s property or business shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.  In determining whether a distribution (other than upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation) by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise is permitted under the Maryland General Corporation Law, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Series A Preferred Stock.
(6)  Optional Redemption.
(a)  The Corporation may, at its option during the Early Redemption Period, redeem shares of Series A Preferred Stock, in whole or from time to time in part, for cash at a redemption price per share equal to the Purchase Price plus an amount equal to all accrued and unpaid dividends thereon to, and including, the redemption date. Notwithstanding the foregoing, in the event of a redemption of shares of Series A Preferred Stock after a Dividend Record Date and on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such shares called for redemption shall be payable on such Dividend Payment Date to the holders of record at the close of business on such Dividend Record Date and shall not be payable as part of the redemption price for such shares.

(b)  The Early Redemption Date shall be selected by the Corporation and shall be not less than 15 nor more than 60 days after the date on which the Corporation sends notice of the redemption.  Such notice shall be sent by first class mail, postage pre-paid, to each record holder of the Series A Preferred Stock at the respective mailing addresses of such holders as the same shall appear on the stock transfer records of the Corporation and shall state:  (i) the redemption date; (ii) the redemption price payable on the redemption date, including, without limitation, a statement as to whether or not accrued and unpaid dividends shall be payable as part of the redemption price or payable on the next Dividend Payment Date to the record holder at the close of business on the relevant Dividend Record Date as described above; and (iii) that dividends on the shares to be redeemed shall cease to accrue on such redemption date.  If less than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.  No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.
(c)  If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation shall redeem those shares pro rata unless the Board of Directors elects to provide the holders of such shares a “first come, first serve” redemption option.
(d)  If notice of redemption of any shares of Series A Preferred Stock has been given and if the funds necessary for such redemption have been set apart by the Corporation for the benefit of the holders of any shares of Series A Preferred Stock so called for redemption, then, from and after the redemption date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall be redeemed in accordance with the notice and shall no longer be deemed outstanding and all rights of the holders of such shares of Series A Preferred Stock shall terminate, except the right to receive the redemption price payable upon such redemption without interest thereon.  No further action on the part of the holders of such shares shall be required.
(e)  Unless full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods that have ended shall have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof is set apart for payment, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series A Preferred Stock (except (i) by conversion into or exchange for Junior Stock, (ii) the purchase of shares of Series A Preferred Stock pursuant to the Charter to the extent necessary to preserve the Corporation’s qualification as a REIT for federal income tax purposes or (iii) the purchase or other acquisition of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock).

(7)  Redemption Upon Special Redemption Event.
(a)  In connection with a Special Redemption Event, the Corporation may, at its option, elect to redeem the Series A Preferred Stock for cash at a redemption price per share equal to the Purchase Price plus an amount equal to all accrued and unpaid dividends thereon to, and including, the redemption date.
(b)  If the funds necessary for the redemption of Series A Preferred Stock pursuant to this Section 7 have been set apart by the Corporation for the benefit of the holders of any shares of Series A Preferred Stock to be redeemed, then, from and after the redemption date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall be redeemed in accordance with the notice and shall no longer be deemed outstanding and all rights of the holders of such shares of Series A Preferred Stock shall terminate, except the right to receive the redemption price payable upon such redemption without interest thereon.  No further action on the part of the holders of such shares shall be required. Notwithstanding anything to the contrary set forth above, in the event of a redemption of shares of Series A Preferred Stock pursuant to this Section 7 after a Dividend Record Date and on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such shares to be redeemed shall be payable on such Dividend Payment Date to the holders of record at the close of business on such Dividend Record Date and shall not be payable as part of the redemption price for such shares.
(8) Conversion.
(a)  Subject to and upon receipt of a notice of redemption from the Corporation that it intends to redeem the Series A Preferred Stock pursuant to Section 6, a holder of any share or shares of Series A Preferred Stock shall have the right, at its option, to convert all or any portion of such holder’s outstanding Series A Preferred Stock (the “Conversion Right”), subject to the conditions described below, into the number of fully paid and non-assessable shares of Common Stock as follows: each holder of Series A Preferred Stock shall be entitled to elect to receive in lieu of the Purchase Price plus all accrued and unpaid dividends (the “Conversion Amount”), the number of shares of common stock equal to the Conversion Amount divided by $10.25.  Such holder shall surrender to the Corporation such shares of Series A Preferred Stock to be converted in accordance with the provisions in paragraph (b) of this Section 8.
(b) (i)  To exercise the Conversion Right as set forth in Section 8(a), a holder of the Series A Preferred Stock must surrender to the Corporation at its principal office or at the office of the transfer agent of the Corporation, as may be designated by the Board of Directors, the certificate or certificates for the shares of Series A Preferred Stock to be converted accompanied by a written notice stating that the holder of Series A Preferred Stock elects to convert all or a specified whole number of those shares in accordance with this Section 8(b) and specifying the name or names in which the holder wishes the certificate or certificates for the shares of Common Stock to be issued (“Conversion Notice”).  Such Conversion Notice must be received by the Corporation no later than one Business Day prior to the redemption date to be effective.  In case the notice specifies that the shares of Common Stock are to be issued in a name or names other than that of the holder of Series A Preferred Stock, the notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in that name or names.  Other than those transfer taxes payable pursuant to the preceding sentence, the Corporation shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of the shares of Series A Preferred Stock.

(ii)  As promptly as practicable after the surrender of the certificate or certificates for the shares of Series A Preferred Stock in accordance with Section 8(b)(i), the receipt of the Conversion Notice and payment of all required transfer taxes, if any, or the demonstration to the Corporation’s satisfaction that those taxes have been paid, the Corporation shall issue and shall deliver or cause to be issued and delivered to such holder, or to such other person on such holder’s written order, (a) the certificates representing the number of validly issued, fully paid and non-assessable full shares of Common Stock to which the holder of the Series A Preferred Stock being converted, or the holder’s transferee, shall be entitled and (b) any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled in cash.
(iii)  Each conversion shall be deemed to have been made at the close of business on the date of giving the notice and of surrendering the certificate or certificates representing the shares of the Series A Preferred Stock to be converted (the “Conversion Date”) so that the rights of the holder thereof as to the Series A Preferred Stock being converted shall cease except for the right to receive the number of fully paid and non-assessable shares of Common Stock at the Conversion Rate, and, if applicable, the person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.
(9)  Repurchase.
(a)  Upon the written request of a holder of shares of Series A Preferred Stock, the Corporation may, at the sole discretion of the Board of Directors, repurchase the Series A Preferred Shares held by such stockholder as follows:
(i)  Beginning on the day a holder acquires their shares of Series A Preferred Stock (the “Acquisition Date”) and continuing for a one-year period, the purchase price for any shares repurchased pursuant to this Section 9(i) will be equal to 88% of the Purchase Price for the Series A Preferred Stock (or $22 per share);
(ii)  Beginning on the first anniversary of the Acquisition Date and continuing for a one-year period, the purchase price for any shares repurchased pursuant to this Section 9(ii) will be equal to 91% of the Purchase Price for the Series A Preferred Stock (or $22.75 per share);
(iii)  Beginning on the second anniversary of the Acquisition Date and continuing for a one-year period, the purchase price for any shares repurchased pursuant to this Section 9(iii) will be equal to 94% of the Purchase Price for the Series A Preferred Stock (or $23.50 per share);
(iv)  Beginning on the third anniversary of the Acquisition Date and continuing for a one-year period, the purchase price for any shares repurchased pursuant to this Section 9(iv) will be equal to 97% of the Purchase Price for the Series A Preferred Stock (or $24.25 per share); and
(v)  Beginning on the fourth anniversary of the Acquisition Date and thereafter, the purchase price for any shares repurchased pursuant to this Section 9(v) will be equal to 100% of the Purchase Price for the Series A Preferred Stock (or $25.00 per share).

(b)  Notwithstanding the above and subject to the sole discretion of the Board of Directors, in the case of the death or complete disability of a holder of Series A Preferred (but not for general redemption requests), for the period beginning on the second anniversary of the Acquisition Date and thereafter, the purchase price for any shares of Series A Preferred Stock repurchased pursuant to this Section 9(b) will be equal to 100% of the Purchase Price for the Series A Preferred Stock (or $25.00 per share).
(c)  Further, a holder of Series A Preferred Stock may request that any repurchase be funded with shares of Common Stock pursuant to the terms of the Conversion Right. That is, if pursuant to the above, the holder requests repurchase, such repurchase may be paid, at the holder’s request, in shares of Common Stock at a price of $10.25 per share, subject to availability of an exemption from registration under the Securities Act of 1933, as amended, or an effective registration statement.
(d)  Notwithstanding the above, if at the time a holder requests repurchase pursuant to Section 9(a) the Corporation is listed on a national securities exchange or an over-the-counter market as reported by OTC Markets Group, Inc. or another similar organization, the Corporation may, in its sole discretion, elect to pay such repurchase (i) in cash pursuant to Section 9(a)(i)-(v) or (ii) in shares of Common Stock based on the volume weighted average price per share of Common Stock for the twenty (20) trading days prior to the repurchase date.
(10) Voting Rights.
(a)  Holders of Series A Preferred Stock will not have any voting rights, except as set forth in this Section 10.
(b)  So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock:  (i) authorize or create, or increase the authorized or issued amount of, any class or series of shares of Shares expressly designated ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or reclassify any authorized shares of Shares into any such shares, or create, authorize or issue any obligations or security exchangeable or convertible into or evidencing the right to purchase any such shares; or (ii) amend, alter or repeal the provisions of the Charter (including these terms of the Series A Preferred Stock), whether by merger, consolidation, transfer or conveyance of substantially all of the Corporation’s assets or otherwise, in each case in such a way that would materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock (provided that if the amendment does not affect equally the rights, preferences, privileges or voting powers of the Series A Preferred Stock, the consent of the holders of at least two-thirds of the outstanding shares of each such series so affected is required); provided, however, that with respect to the occurrence of a merger, consolidation, transfer or conveyance of substantially all our assets, so long as (a) the Series A Preferred Stock remain outstanding with the terms thereof materially unchanged (taking into account that the Corporation may not be the surviving entity), or (b) the holders of the Series A Preferred Stock receive equity securities with rights, preferences, privileges and voting powers substantially the same as those of the Series A Preferred Stock, then the occurrence of any such event shall not be deemed to materially and adversely affect the rights, privileges or voting powers of the holders of the Series A Preferred Stock.

(11)  Status of Redeemed Series A Preferred Stock.  All shares of Series A Preferred Stock redeemed or otherwise acquired in any manner by the Corporation shall be retired and shall be restored to the status of authorized but unissued Preferred Stock, without designation as to class or series.
(12)  Assignability.  The Corporation shall have the right, at any time, to assign the obligations of the Series A Preferred Stock to a separate corporation provided that such corporation becomes the successor in interest to the Corporation.

ANNEX B

SERIES B PREFERRED STOCK

(1)  Designation and Number.  A series of Preferred Stock, designated as the “Series B Preferred Stock” (the “Series B Preferred Stock”), is hereby established.  The par value of the Series B Preferred Stock is $0.0001 per share. The number of shares of Series B Preferred Stock is 2,000,000.  The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of the Series B Preferred Stock shall be subject in all cases to the provisions of Article VII of the Charter regarding limitations on ownership and transfer of the Corporation’s equity securities.

(2)  Definitions.  For purposes of the Series B Preferred Stock, the following terms shall have the respective meanings indicated below.

(a)  Accrued Dividend.  The term “Accrued Dividend” shall have the meaning as provided in Section 4 herein.

(b)  Accrued Dividend Payment Date.  The term “Accrued Dividend Payment Date” shall have the meaning as provided in Section 4 herein.

(c)  Accrued Dividend Period.  The term “Accrued Dividend Period” shall mean the respective period commencing on and including the first day of each fiscal quarter of the Corporation following the fiscal quarter with respect to which the most recent Accrued Dividend Payment Date has occurred and ending on and including the day preceding the first day of the next succeeding Accrued Dividend Period (other than the initial Accrued Dividend Period and the Accrued Dividend Period during which any shares of Series B Preferred Stock shall be redeemed or otherwise acquired by the Corporation).

(d)  Accrued Dividend Record Date.  The term “Accrued Dividend Record Date” shall have the meaning as provided in Section 4 herein.

(e)  Accrued Preference Value.  The term “Accrued Preference Value” shall mean, for each outstanding share of Series B Preferred Stock, the sum of (i) $25.00 per share of Series B Preferred Stock plus (ii) an amount equal to the sum of any accrued and unpaid Current Dividends and Accrued Dividends per Series B Preferred Share (whether or not authorized or declared) thereon to and including the date of payment of such amount, but without interest.

(f)  Acquisition Date.  The term “Acquisition Date” shall have the meaning as provided in Section 9 herein.

(g)  Business Day.  The term “Business Day” shall mean each day, other than a Saturday or Sunday, which is not a day on which banks in the State of Maryland are required to close.

(h)  Common Dividend Threshold.  The term “Common Dividend Threshold” shall have the meaning as provided in Section 4 herein.

(i)  Common Stock.  The term “Common Stock” shall mean the common stock, par value $0.0001 per share, of the Corporation.

(j)  Conversion Amount.  The term “Conversion Amount” shall have the meaning as provided in Section 8 herein.

(k)  Conversion Date.  The term “Conversion Date” shall have the meaning as provided in Section 8 herein.

(l)  Conversion Notice.  The term “Conversion Notice” shall have the meaning as provided in Section 8 herein.

(m)  Conversion Right.  The term “Conversion Right” shall have the meaning as provided in Section 8 herein.

(n)  Coordinated Common Dividend. The term “Coordinated Common Dividend” shall have the meaning as provided in Section 4 herein.

(o)  Current Dividend.  The term “Current Dividend” shall have the meaning as provided in Section 4 herein.

(p)  Current Dividend Payment Date.  The term “Current Dividend Payment Date” shall have the meaning as provided in Section 4 herein.

(q)  Current Dividend Period.  The term “Current Dividend Period” shall mean the respective period commencing on and including the first day of each month and ending on and including the day preceding the first day of the next succeeding Current Dividend Period (other than the initial Current Dividend Period and the Current Dividend Period during which any shares of Series B Preferred Stock shall be redeemed or otherwise acquired by the Corporation).

(r)  Current Dividend Record Date.  The term “Current Dividend Record Date” shall have the meaning as provided in Section 4 herein.

(s)  Dividend Payment Date.  The term “Dividend Payment Date” shall mean and include (i) each Current Dividend Payment Date with respect to the Current Dividend and (ii) each Accrued Dividend Payment Date with respect to the Accrued Dividend.

(t)  Early Redemption Date.  The term “Early Redemption Date” shall have the meaning as provided in Section 6 herein.

(u)  Early Redemption Period.  The term “Early Redemption Period” shall mean any time on or after January 1, 2025.

(v)  Junior Stock.  The term “Junior Stock” shall have the meaning as provided in Section 3 herein.

(w)  Last Reported Sale Price.  The term “Last Reported Sale Price” as applicable to the Common Stock, at any time that the Common Stock is listed on a national securities exchange or an over-the-counter market as reported by OTC Markets Group, Inc., shall mean the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization.

(x)  Liquidation Preference.  The term “Liquidation Preference” shall mean (i) from the Acquisition Date of each share of Series B Preferred Stock until the third anniversary of such date, the dollar value of the Accrued Preference Value per share as of the date such Liquidation Preference is calculated and (ii) from and after the third anniversary of the Acquisition Date applicable to each share of Series B Preferred Stock, an amount equal to the greater of (A) the dollar value of the Accrued Preference Value per share as of the date such Liquidation Preference is calculated or (B) an amount equal to the dollar value of the amount of Common Stock the holder of each such share of Series B Preferred Stock would be entitled to receive pursuant to the terms of Section 9(b) hereof, assuming that such holder had requested a conversion to Common Stock as of the effective date of any liquidation, and ignoring (but solely for purposes of calculating such value) the subordinated priority of payments to any holder of such Common Stock prescribed by Section 5 hereof in the event of such a liquidation.

(y)  Parity Stock.  The term “Parity Stock” shall have the meaning as provided in Section 3 herein.

(z)  Senior Stock.  The term “Senior Stock” shall have the meaning as provided in Section 3 herein.

(aa)  Series B Preferred Stock.  The term “Series B Preferred Stock” shall have the meaning as provided in Section 1 herein.

(bb)  Special Redemption Event.  The term “Special Redemption Event” shall mean the date upon which the shares of Common Stock are listed for trading on a national securities exchange with at least three market makers or a New York Stock Exchange specialist.

(cc)  Stated Value.  The term “Stated Value” shall be $25.00 per share.

(3)  Ranking.  The Series B Preferred Stock shall, with respect to priority of payment of dividends and other distributions and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, rank:  (a), except as set forth in these terms of the Series B Preferred Stock, senior to all classes or series of Common Stock and to any other class or series of stock of the Corporation issued in the future, unless the terms of such stock expressly provide that it ranks senior to, or on parity with, the Series B Preferred Stock with respect to priority of payment of dividends and other distributions or rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation (together with the Common Stock, the “Junior Stock”); (b), except as set forth in these terms of the Series B Preferred Stock, on a parity with the Series A Preferred Stock and any class or series of stock of the Corporation, the terms of which expressly provide that it ranks on a parity with the Series B Preferred Stock with respect to priority of payment of dividends and other distributions and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation (the “Parity Stock”); and (c) junior to any class or series of stock of the Corporation for which the terms of such stock expressly provide that it ranks senior to the Series B Preferred Stock with respect to priority of payment of dividends and other distributions or rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation (the “Senior Stock”).

(4)  Dividends.

(a)  Subject to the preferential rights of the holders of Senior Stock to the Series B Preferred Stock as to dividends, holders of the then outstanding shares of Series B Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cash dividends at the rate of 12.0% per annum of $25.00 per share, of which 3% is intended to be paid on the applicable Current Dividend Payment Date (the “Current Dividend,” equivalent to a fixed annual rate of $0.75 per share), and 9% shall accrue (the “Accrued Dividend,” equivalent to a fixed annual rate of $2.25 per share) until the first date after December 31, 2022 on which the holders of Common Stock have received aggregate distributions equal to 10% per annum on the $7.38 per share NAV of the Common Stock as of December 31, 2022 (the “Common Dividend Threshold”), and after the Common Dividend Threshold has been met the Accrued Dividend shall be payable from time to time, at the same time and in the same amounts per share with distributions paid to the holders of Common Stock (with each such subsequent distribution that is made to holders of Common Stock after the Common Dividend Threshold has been met being referred to herein as a “Coordinated Common Dividend”).  The Current Dividends on each share of Series B Preferred Stock shall accrue and be cumulative from the first date on which such share of Series B Preferred Stock is issued or the end of the most recent Current Dividend Period for which dividends on the Series B Preferred Stock (including such share) have been aggregated and paid in full, and the Accrued Dividend on each share of Series B Preferred Stock shall accrue and be cumulative from the first date on which such share of Series B Preferred Stock is issued or the end of the most recent Accrued Dividend Period for which dividends on the Series B Preferred Stock (including such share) have been aggregated and paid in full.  Current Dividends shall be payable quarterly in arrears on or before the fifteenth day of the month following the last day of the applicable quarter, or, if not a Business Day, the next succeeding Business Day (each, a “Current Dividend Payment Date”).  Current Dividends shall be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date or dates, which shall be the 15th day of each calendar month, or such other date or dates designated by the Board of Directors (each, a “Current Dividend Record Date”).  Accrued Dividends shall be payable quarterly in arrears on the same date as a related Coordinated Common Dividend is paid to the holders of Common Stock (each, an “Accrued Dividend Payment Date”).  Accrued Dividends shall be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date or dates, which shall be the same record date as the record date established by the Board of Directors for the Coordinated Common Dividend related to each such Accrued Dividend payment, or such other date or dates designated by the Board of Directors (each, an “Accrued Dividend Record Date”).

(b)  No dividends on the Series B Preferred Stock shall be authorized by the Board of Directors or declared and paid or declared and set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

(c)  Notwithstanding the foregoing Section 4(b), dividends on the Series B Preferred Stock shall accrue whether or not the Corporation has earnings, whether there are funds legally available for the payment of such dividends and whether or not such dividends are authorized by the Board of Directors or declared by the Corporation.  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock which may be in arrears.  When the Current Dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Preferred Stock and the dividends on shares of any class or series of Parity Stock, all Current Dividends declared upon the Series B Preferred Stock and the dividends on any class or series of Parity Stock shall be declared pro rata so that the amount of Current Dividends declared per share of Series B Preferred Stock and such class or series of Parity Stock shall in all cases bear to each other the same ratio that accumulated Current Dividends per share on the Series B Preferred Stock and the accumulated dividends on such class or series of Parity Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Stock does not have a cumulative dividend) bear to each other.

(d)  Except as provided in the immediately preceding paragraph, unless full cumulative Current Dividends on the Series B Preferred Stock have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof is set apart for payment (for purposes of these terms of the Series B Preferred Stock, “set apart for payment” shall mean the Corporation has determined it has sufficient cash available to pay such declared dividends) for all past Current Dividend Periods that have ended, no dividends (other than a dividend in shares of Junior Stock or in options, warrants or rights to subscribe for or purchase any such shares of Junior Stock) shall be declared and paid or declared and set apart for payment nor shall any other distribution be declared and made upon the Junior Stock or the Parity Stock, nor shall any shares of Junior Stock or Parity Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation (except (i) by conversion into or exchange for Junior Stock, (ii) the purchase of shares of Junior Stock or Parity Stock pursuant to the Charter to the extent necessary to preserve the Corporation’s qualification as a REIT for federal income tax purposes or (iii) the purchase or other acquisition of shares of Parity Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock). Holders of shares of the Series B Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series B Preferred Stock as provided above. Any dividend payment made on shares of the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid Current Dividend due with respect to such shares which remains payable and pro rata, to the extent then payable, against the earliest accrued but unpaid Accrued Dividends then due with respect to such shares which have become and remain payable. Accrued but unpaid dividends on the Series B Preferred Stock shall accrue as of the applicable Dividend Payment Date on which they first become payable.

(5)  Liquidation Preference.  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, after payment of or provision for the Corporation’s debts and other liabilities and subject to the preferential rights of the holders of any class or series of stock of the Corporation ranking senior to the Series B Preferred Stock with respect to rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, a liquidation preference equal to the Liquidation Preference per share for the Series B Preferred Stock, before any distribution of assets is made to holders of Junior Stock.  If the assets of the Corporation legally available for distribution to stockholders are insufficient to pay in full the liquidation preference on the Series B Preferred Stock and the liquidation preference on the shares of any class or series of Parity Stock, all assets distributed to the holders of the Series B Preferred Stock and any class or series of Parity Stock shall be distributed pro rata so that the amount of assets distributed per share of Series B Preferred Stock and such class or series of Parity Stock shall in all cases bear to each other the same ratio that the liquidation preference per share on the Series B Preferred Stock and such class or series of Parity Stock bear to each other. After payment of the full amount of the liquidation distributions to which they are entitled, the holders of Series B Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.  The consolidation or merger of the Corporation with or into another entity, a merger of another entity with or into the Corporation, a statutory share exchange by the Corporation or a sale, lease, transfer or conveyance of all or substantially all of the Corporation’s property or business shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation. In determining whether a distribution (other than upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation) by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise is permitted under the Maryland General Corporation Law, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Series B Preferred Stock.

(6)  Optional Redemption.

(a)  The Corporation may, at its option during the Early Redemption Period applicable to each share of Series B Preferred Stock, redeem any shares of Series B Preferred Stock to which such Early Redemption Period applies, in whole or from time to time in part, for cash at a redemption price per share equal to the Accrued Preference Value on the redemption date selected by the Corporation for such purpose (the “Early Redemption Date”). Notwithstanding the foregoing, in the event of a redemption of shares of Series B Preferred Stock (i) after a Current Dividend Record Date and on or prior to the related Current Dividend Payment Date, the dividend payable on such Current Dividend Payment Date in respect of such shares called for redemption shall be payable on such Current Dividend Payment Date to the holders of record at the close of business on such Current Dividend Record Date and shall not be payable as part of the redemption price for such shares, and (ii) after an Accrued Dividend Record Date and on or prior to the related Accrued Dividend Payment Date, the dividend payable on such Accrued Dividend Payment Date in respect of such shares called for redemption shall be payable on such Accrued Dividend Payment Date to the holders of record at the close of business on such Accrued Dividend Record Date and shall not be payable as part of the redemption price for such shares. For the avoidance of doubt, the provisions of this Section 6 shall in no way modify or limit the terms of any purchase of shares of Series B Preferred Stock pursuant to the Corporation’s Charter to the extent necessary to preserve the Corporation’s qualification as a REIT for federal income tax purposes.

(b)  The Early Redemption Date shall be selected by the Corporation and shall be not less than 15 nor more than 60 days after the date on which the Corporation sends notice of the redemption. Such notice shall be sent by first class mail, postage pre-paid, to each record holder of the Series B Preferred Stock at the respective mailing addresses of such holders as the same shall appear on the stock transfer records of the Corporation and shall state: (i) the redemption date; (ii) the redemption price payable on the redemption date, including, without limitation, a statement as to whether or not accrued and unpaid dividends shall be payable as part of the redemption price or payable on the next applicable Current Dividend Payment Date or Accrued Dividend Payment Date to the record holder at the close of business on the relevant Current Dividend Record Date or Accrued Dividend Record Date as described above; and (iii) that dividends on the shares to be redeemed shall cease to accrue on such redemption date. If less than all of the shares of Series B Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred Stock held by such holder to be redeemed. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock except as to the holder to whom notice was defective or not given.

(c)  If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the Corporation shall redeem those shares pro rata unless the Board of Directors elects to provide the holders of such shares a “first come, first served” redemption option.

(d)  If notice of redemption of any shares of Series B Preferred Stock has been given and if the funds necessary for such redemption have been set apart by the Corporation for the benefit of the holders of any shares of Series B Preferred Stock so called for redemption, then, from and after the Early Redemption Date selected for such redemption, all dividends shall cease to accrue on such shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall be redeemed in accordance with the notice and shall no longer be deemed outstanding and all rights of the holders of such shares of Series B Preferred Stock shall terminate, except the right to receive the redemption price payable upon such redemption without interest thereon. No further action on the part of the holders of such shares shall be required.

(e)  Unless full cumulative Current Dividends on the Series B Preferred Stock for all past Dividend Periods that have ended shall have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof is set apart for payment, no shares of Series B Preferred Stock shall be redeemed unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series B Preferred Stock (except (i) by conversion into or exchange for Junior Stock, (ii) the purchase of shares of Series B Preferred Stock pursuant to the Charter to the extent necessary to preserve the Corporation’s qualification as a REIT for federal income tax purposes or (iii) the purchase or other acquisition of shares of Series B Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock).

(7)  Redemption Upon Special Redemption Event.

(a)  In connection with a Special Redemption Event, the Corporation may, at its option, elect to redeem the outstanding shares of Series B Preferred Stock, in whole or from time to time in part, for cash at a redemption price per share equal to the Accrued Preference Value as of the redemption date, in accordance with the procedures set forth in Section 6(b) through Section 6(e) above.  For the avoidance of doubt, the provisions of this Section 7 shall in no way modify or limit the terms of any purchase of shares of Series B Preferred Stock pursuant to the Corporation’s Charter to the extent necessary to preserve the Corporation’s qualification as a REIT for federal income tax purposes.

(b)  If the funds necessary for the redemption of Series B Preferred Stock pursuant to this Section 7 have been set apart by the Corporation for the benefit of the holders of any shares of Series B Preferred Stock to be redeemed, then, from and after the redemption date, all dividends shall cease to accrue on such shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall be redeemed in accordance with the notice and shall no longer be deemed outstanding and all rights of the holders of such shares of Series B Preferred Stock shall terminate, except the right to receive the redemption price payable upon such redemption without interest thereon.  No further action on the part of the holders of such shares shall be required. Notwithstanding anything to the contrary set forth above, (i) in the event of a redemption of shares of Series B Preferred Stock pursuant to this Section 7 after a Current Dividend Record Date and on or prior to the related Current Dividend Payment Date, the dividend payable on such Current Dividend Payment Date in respect of such shares to be redeemed shall be payable on such Current Dividend Payment Date to the holders of record at the close of business on such Current Dividend Record Date and shall not be payable as part of the redemption price for such shares and (ii) in the event of a redemption of shares of Series B Preferred Stock pursuant to this Section 7 after an Accrued Dividend Record Date and on or prior to the related Accrued Dividend Payment Date, the dividend payable on such Accrued Dividend Payment Date in respect of such shares to be redeemed shall be payable on such Accrued Dividend Payment Date to the holders of record at the close of business on such Accrued Dividend Record Date and shall not be payable as part of the redemption price for such shares.

(8) Conversion.

(a)  Subject to and upon receipt of a notice of redemption from the Corporation that it intends to redeem shares of the Series B Preferred Stock pursuant to Section 6 or Section 7, a holder of any share or shares of Series B Preferred Stock to be redeemed shall have the right, at its option, to convert all or any portion of such holder’s outstanding Series B Preferred Stock (the “Conversion Right”), subject to the conditions described below, into the number of fully paid and non-assessable shares of Common Stock as follows:  each holder of Series B Preferred Stock shall be entitled to elect to receive in lieu of the Accrued Preference Value applicable to such shares (the “Conversion Amount”), the number of shares of Common Stock equal to the Conversion Amount divided by (i) the lower of $10.25 per share of Common Stock or the Board’s most recent estimated net asset value per share of Common Stock, if the Common Stock is not then listed on a national securities exchange or an over-the-counter market as reported by OTC Markets Group, Inc. or another similar organization or (ii) if the Common Stock is then listed on a national securities exchange or an over-the-counter market as reported by OTC Markets Group, Inc. or another similar organization, the lower of $10.25 per share of Common Stock or the volume weighted average of the Last Reported Sale Price per share of Common Stock as reported on such market for the twenty (20) trading days prior to the Conversion Date (as defined below). Such holder shall surrender to the Corporation such shares of Series B Preferred Stock to be converted in accordance with the provisions in paragraph (b) of this Section 8.

(b) (i)  To exercise the Conversion Right as set forth in Section 8(a), a holder of the Series B Preferred Stock must provide to the Corporation at its principal office or at the office of the transfer agent of the Corporation, as may be designated by the Board of Directors, a written notice stating that the holder of Series B Preferred Stock elects to convert all or a specified whole number of those shares in accordance with this Section 8(b) and specifying the name or names in which the holder wishes the shares of Common Stock to be issued (“Conversion Notice”).  Such Conversion Notice must be received by the Corporation no later than one Business Day prior to the applicable Early Redemption Date to be effective.  In case the notice specifies that the shares of Common Stock are to be issued in a name or names other than that of the holder of Series B Preferred Stock, the notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in that name or names. Other than those transfer taxes payable pursuant to the preceding sentence, the Corporation shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of the shares of Series B Preferred Stock.

(ii)  As promptly as practicable after the receipt of the Conversion Notice in accordance with Section 8(b)(i) and payment of all required transfer taxes, if any, or the demonstration to the Corporation’s satisfaction that those taxes have been paid, the Corporation shall issue and shall deliver or cause to be issued and delivered to such holder, or to such other person on such holder’s written order, (a) confirmation of the issuance of the number of validly issued, fully paid and non-assessable full shares of Common Stock to which the holder of the Series B Preferred Stock being converted, or the holder’s transferee, shall be entitled and (b) cash in lieu of any fractional interest in respect of a share of Common Stock arising upon such conversion.

(iii)  Each conversion shall be deemed to have been made at the close of business on the date of giving the Conversion Notice in accordance with Section 8(b)(i) regarding the shares of the Series B Preferred Stock to be converted (the “Conversion Date”) so that the rights of the holder thereof as to the Series B Preferred Stock being converted shall cease except for the right to receive the number of fully paid and non-assessable shares of Common Stock at the Conversion Rate, and, if applicable, the person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

(9)  Additional Repurchase and Conversion Rights.

(a)  Upon the written request of a holder of shares of Series B Preferred Stock, the Corporation may, at the sole discretion of the Board of Directors, repurchase the Series B Preferred Shares held by such stockholder for cash as follows:

(i)  Beginning on the day on which the Corporation issues each share of Series B Preferred Stock to the initial holder of such share (the “Acquisition Date”) and until the third anniversary of the Acquisition Date, no repurchase requests will be considered by the Corporation; from and after the third anniversary of the Acquisition Date and continuing for a one-year period, the purchase price for any shares repurchased pursuant to this Section 9(i) will be equal to 97% of the Accrued Preference Value for the Series B Preferred Stock; and

(ii)  Beginning on the fourth anniversary of the Acquisition Date and thereafter, the purchase price for any shares repurchased pursuant to this Section 9(ii) will be equal to 100% of the Accrued Preference Value for the Series B Preferred Stock.

(b)  Further, a holder of Series B Preferred Stock (i) may request that any repurchase approved by the Board of Directors be funded with shares of Common Stock pursuant to the terms of the Conversion Right and (ii) also shall have the right to require that its shares of Series B Preferred Stock be exchanged for Common Stock, in accordance with the timing and valuation criteria set forth in paragraph (a) of this Section 9, in the event that the Board of Directors declines such a request for cash redemption.  That is, if pursuant to either clause (i) or clause (ii) of the preceding sentence, the holder requests repurchase (or a required conversion), such repurchase (or required conversion) may be paid at the holder’s request (in the case of clause (i)) or shall be paid (in the case of clause (ii)), in shares of Common Stock valued for such purpose (A) at the lower of a price of $10.25 per share or at the Board’s most recent estimated net asset value per share of Common Stock, if the Common Stock is not then listed on a national securities exchange or an over-the-counter market as reported by OTC Markets Group, Inc. or another similar organization, or (B) if the Common Stock is then listed on a national securities exchange or an over-the-counter market as reported by OTC Markets Group, Inc. or another similar organization, the lower of $10.25 per share of Common Stock or the volume weighted average of the Last Reported Sale Price per share of Common Stock as reported on such market for the twenty (20) trading days prior to the repurchase date in either such case subject to availability of an exemption from registration under the Securities Act of 1933, as amended, or an effective registration statement.

(c)  If at the time a holder requests repurchase pursuant to Section 9(a) the Common Stock is listed on a national securities exchange or an over-the-counter market as reported by OTC Markets Group, Inc. or another similar organization, the Corporation may, in its sole discretion, elect to pay such repurchase (i) in cash pursuant to Section 9(a)(i)-(ii) (but subject to a holder’s right to request a repurchase funded with Common Stock pursuant to Section 9(b)(i)) or (ii) in shares of Common Stock based on the lower of $10.25 per share of Common Stock or the volume weighted average of the Last Reported Sale Price per share of Common Stock as reported on such market for the twenty (20) trading days prior to the close of business on the date of receipt by the Corporation of the repurchase request, with the payment of Common Stock in consideration for such repurchase to be completed in accordance with the procedures set forth in Section 8(b) above.  For the avoidance of doubt, this Section 9(c) shall in no way limit the right of a holder of Series B Preferred Stock to require the Corporation to exchange such holder’s shares of Series B Preferred Stock for shares of Common Stock in accordance with Section 9(b)(ii) in the event that the Board of Directors declines such holder’s request for cash redemption of shares of Series B Preferred Stock.

(10) Voting Rights.

(a)  Holders of Series B Preferred Stock will not have any voting rights, except as set forth in this Section 10.

(b)  So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock:  (i) authorize or create, or increase the authorized or issued amount of, any class or series of shares of Shares (other than the shares of Series A Preferred Stock and any other class or series of stock of the Corporation, the terms of which expressly provide that it ranks on a parity with the Series A Preferred Stock with respect to priority of payment of dividends and other distributions and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation) expressly designated ranking senior to the Series B Preferred Stock with respect to payment of dividends or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or reclassify any authorized shares of Shares into any such shares, or create, authorize or issue any obligations or security exchangeable or convertible into or evidencing the right to purchase any such shares; or (ii) amend, alter or repeal the provisions of the Charter (including these terms of the Series B Preferred Stock), whether by merger, consolidation, transfer or conveyance of substantially all of the Corporation’s assets or otherwise, in each case in such a way that would materially and adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock  provided, however, that with respect to the occurrence of a merger, consolidation, transfer or conveyance of substantially all our assets, so long as (a) the Series B Preferred Stock remains outstanding with the terms thereof materially unchanged (taking into account that the Corporation may not be the surviving entity), or (b) the holders of the Series B Preferred Stock receive equity securities with rights, preferences, privileges and voting powers substantially the same as those of the Series B Preferred Stock, then the occurrence of any such event shall not be deemed to materially and adversely affect the rights, privileges or voting powers of the holders of the Series B Preferred Stock.  The holders of Series B Preferred Stock shall have exclusive voting rights on any Charter amendment that would alter the contract rights, as expressly set forth in the Charter, of only the Series B Preferred Stock.

(11)  Status of Redeemed Series B Preferred Stock.  All shares of Series B Preferred Stock redeemed or otherwise acquired in any manner by the Corporation shall be retired and shall be restored to the status of authorized but unissued Preferred Stock, without designation as to class or series.

(12)  Assignability.  The Corporation shall have the right, at any time, to assign the obligations of the Series B Preferred Stock to a separate corporation provided that such corporation becomes the successor in interest to the Corporation.

PROXY
MACKENZIE REALTY CAPITAL, INC.
Notice of Special Meeting
Proxy Solicited by Board of Directors for Special Meeting — December 18, 2024

The undersigned hereby constitutes and appoints Rob Dixon and Glen Fuller or either of them, each with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of MacKenzie Realty Capital, Inc. in such manner as they, or any of them, may determine on any matters which may properly come before the Special Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Special Meeting will be held at 89 Davis Road, Suite 100, Orinda, CA on December 18, 2024 at 11 A.M. local time and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” PROPOSALS 1.A, 1.B, 1.C AND “FOR” PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Items to be voted appear on reverse side)

Important notice regarding the Internet availability of proxy materials for the Special Meeting.
The material is available at: www.edocumentview.com/MKZR1

Special Meeting Proxy Card

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas. ⌧

 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommend a vote FOR Proposals 1.A, 1.B, 1.C and FOR Proposal 2:

1A.	removal of certain limitations required by the North American Securities Administrators Association and other conforming and ministerial changes	□ FOR	□ AGAINST	□ ABSTAIN

1B.	revisions in order to bring our Charter more in line with those of publicly listed companies	□ FOR	□ AGAINST	□ ABSTAIN

1C.	removal of provisions relating to the Investment Company Act	□ FOR	□ AGAINST	□ ABSTAIN

2	The adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals	□ FOR	□ AGAINST	□ ABSTAIN

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.